Exhibit 99.1

    DOCUMENT SCIENCES ANNOUNCES FOURTH QUARTER AND YEAR END FINANCIAL RESULTS

     CARLSBAD, Calif., Feb. 4 /PRNewswire-FirstCall/ -- Document Sciences Corporation (Nasdaq: DOCX) today reported net income for the year ended December 31, 2004, of $718,873 compared with a net loss of $1.8 million for the year ended December 31, 2003. Net income per share for the year ended December 31, 2004, was $0.15, based on 4,729,373 diluted shares outstanding, compared with a net loss per share of $0.47, based on 3,768,219 shares outstanding for the full year 2003. Revenues for the year ended December 31, 2004, were $23.3 million, an increase of 14%, from the revenues of $20.4 million for the year ended December 31, 2003. Revenue from clients obtained through our Objectiva Software Solutions acquisition, which closed during July, amounted to $0.5 million during 2004.

     For the quarter ended December 31, 2004, the company reported net income of $236,030, or $0.05 per share based on 5,050,565 diluted shares outstanding, compared with net income of $329,575, or $0.07 per share based on 4,447,407 shares outstanding, for the quarter ended December 31, 2003. Revenues for the three months ending December 31, 2004, were $6.6 million, compared with revenues of $6.1 million for the three months ending December 31, 2003.

     The company's cash balance, including short-term investments and cash equivalents, grew by over $800,000 during the year 2004, from $5.9 million to $6.7 million.

     Jack McGannon, Document Sciences' President and CEO stated, "We recorded consistently positive results during 2004, generating net income for each quarter of the year. Additionally, our revenue grew sequentially during the year and each of our three revenue categories reported greater than 10% growth. We also believe our financial condition has strengthened, as both cash and accounts receivable are greater at year-end 2004 than at the same time last year." McGannon further stated that, "We delivered our second major version of our award-winning xPression product during 2004, and we integrated the Objectiva Software Solutions management and workforce into our operations following the acquisition of that company in July of 2004. These steps provide a strong foundation for operational success and continued growth for the company moving forward."

     This press release may contain "forward-looking" statements about possible or assumed future results of our financial condition, operations, plans, objectives and performance. You can identify these statements by the fact they use words such as "believe," "expect," "anticipate," "estimate," "project," "intend," "plan" or similar expressions. Many possible events or factors could affect our future financial results and performance. This could cause our results or performance to differ materially from those expressed in these forward-looking statements. Some of these events or factors include the following: (i) national, international, regional and local economic, competitive and regulatory conditions and developments; (ii) the market for document automation software (including the emerging content processing market); (iii) market acceptance of enhancements to our existing products and introduction of new products; (iv) continued profitability of our professional services; (v) maintaining our relationships with Xerox Corporation and our other distribution partners and/or other risks detailed from time-to-time in our SEC reports, including the report on Form 10-K for the fiscal year ended December 31, 2003. We do not undertake, and specifically disclaim, any obligation to update forward-looking statements.

                          DOCUMENT SCIENCES CORPORATION
                           CONSOLIDATED BALANCE SHEETS

                                                December 31,       December 31,
                                                    2004               2003
                                                ------------       ------------
ASSETS
Current assets:
  Cash and cash equivalents                     $  5,193,440       $  1,916,595
  Short-term investments                           1,530,523          3,979,864
  Accounts receivable, net                         7,601,485          6,959,940
  Other current assets                               876,201            655,392
    Total current assets                          15,201,649         13,511,791
Property and equipment, net                          511,318            689,575
Computer software costs, net                       3,247,194          2,494,634
Goodwill, net                                      4,495,192            724,615
Other assets                                          57,536            202,944
    Total assets                                $ 23,512,889       $ 17,623,559

LIABILITIES
Current liabilities:
  Accounts payable                              $    137,886       $    205,036
  Accrued compensation                             1,456,261          1,088,772
  Other accrued liabilities                          649,525          1,159,686
  Deferred revenue                                12,092,782         10,356,855
    Total current liabilities                     14,336,454         12,810,349

Obligations under capital leases                      48,342             69,405

STOCKHOLDERS' EQUITY
  Common stock, $.001 par value                        4,205              3,331
  Treasury stock                                    (440,930)          (556,352)
  Additional paid-in capital                      12,287,904          8,759,120
  Accumulated comprehensive
   income (loss)                                     (68,276)           (88,611)
  Retained deficit                                (2,654,810)        (3,373,683)
    Total stockholders' equity                     9,128,093          4,743,805
    Total liabilities and
     stockholders' equity                       $ 23,512,889       $ 17,623,559

                          DOCUMENT SCIENCES CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                Three Months Ended                Years Ended
                                   December 31,                   December 31,
                           ----------------------------   ---------------------------
                               2004            2003           2004           2003
                           ------------    ------------   ------------   ------------
Revenues:
  Initial license
   fees                    $  1,919,942    $  2,478,113   $  7,029,300   $  5,994,283
  Annual renewal
   license and
   support fees               3,084,417       2,741,146     11,775,389     10,594,958
  Services and other          1,567,505         915,559      4,541,410      3,856,002
    Total revenues            6,571,864       6,134,818     23,346,099     20,445,243
Cost of revenues:
  Initial license fees          526,095         296,026      1,553,839      1,082,550
  Annual renewal license
   and support fees             438,348         425,787      1,911,936      1,689,887
  Services and other          1,113,852         720,480      3,487,192      2,821,939
    Total cost of
     revenues                 2,078,295       1,442,293      6,952,967      5,594,376
Gross margin                  4,493,569       4,692,525     16,393,132     14,850,867
Operating expenses:
  Research and
   development                1,098,519       1,106,173      3,887,951      4,655,418
  Selling and
   marketing                  2,259,161       1,942,955      8,471,970      8,555,237
  General and
   administrative               856,642       1,296,519      3,307,035      3,367,372
    Total operating
     expenses                 4,214,322       4,345,647     15,666,956     16,578,027
Income (loss) from
 operations                     279,247         346,878        726,176     (1,727,160)
  Interest and other
   income (loss), net           (37,592)         24,174         17,445         52,314
Income (loss) before
 income taxes                   241,655         371,052        743,621     (1,674,846)
  Provision for income
   taxes                          5,625          41,477         24,748         78,928
Net income (loss)          $    236,030    $    329,575   $    718,873   $ (1,753,774)

Net income (loss)
 per share -- basic        $       0.06    $       0.10   $       0.20   $      (0.47)
Weighted average shares
 used in basic
 calculation                  4,038,311       3,422,260      3,624,362      3,768,219

Net income (loss)
 per share -- diluted      $       0.05    $       0.07   $       0.15   $      (0.47)
Weighted average shares
 used in diluted
 calculation                  5,050,565       4,447,407      4,729,373      3,768,219

SOURCE  Document Sciences Corporation
     -0- 02/04/2005
     /CONTACT: Editorial, Jack McGannon, +1-760-602-1597, jmcgannon@docscience.com, or Investors, Scott Samuels, +1-760-602-1528, ssamuels@docscience.com, both of Document Sciences Corporation/